Exhibit 99.1 REDWIRE SPACE NV (Formerly known as QinetiQ Space NV) AUDITED ANNUAL ACCOUNTS as of and for the year ended March 31, 2022 Prepared in accordance with accounting principles generally accepted in Belgium

F-cap 1

ANNUAL ACCOUNTS

IDENTIFICATION DETAILS (at the filing date)

NAME: QINETIQ SPACE

Legal form [1]: Public limited liability company

Address: Hogenakkerhoekstraat N°. 9

Postal code: 9150 Town: Kruibeke

Country: Belgium

Register of legal persons - commercial court: Gent, Division Dendermonde

Website [2]:

E-mail address [2]:

Company registration number: 0439.039.321

DATE 7/04/2010 of filing the most recent document mentioning the date of publication of the deed of incorporation and of the deed of amendment of the articles of association.

This filing concerns [3]:

[X] the ANNUAL ACCOUNTS in EURO (2 decimals) [4] approved by the general meeting of 28/06/2022

[X] the OTHER DOCUMENTS

regarding

the financial year covering the period from 1/04/2021 to 31/03/2022 the preceding period of the annual accounts from 1/04/2020 to 31/03/2021

The amounts for the preceding period are / ~~are not~~ [5] identical to the ones previously published.

Total number of pages filed: 53 Numbers of the sections of the standard model form not filed because they serve no useful purpose: 6.1, 6.2.1, 6.2.2, 6.2.4, 6.2.5, 6.3.1, 6.3.4, 6.5.2, 6.7.2, 6.8, 6.17, 6.18.2, 6.20, 9, 11, 12, 13, 14, 15

Signature (name and position)	Signature (name and position)
Nicolas Charles Anderson	Erik Masure
Voorzitter Raad van Bestuur	Afgevaardigd Bestuurder

1 Where appropriate, "in liquidation" is stated after the legal form.

2 Optional mention.

3 Tick the appropriate box(es).

4 If necessary, change to currency in which the amounts are expressed.

5 Strike out what does not apply.

1/40

N°.	0439.039.321	F-cap 2.1

LIST OF DIRECTORS, BUSINESS MANAGERS AND AUDITORS AND DECLARATION REGARDING A COMPLIMENTARY REVIEW OR CORRECTION ASSIGNMENT

LIST OF DIRECTORS, BUSINESS MANAGERS AND AUDITORS

COMPLETE LIST with surname, first names, profession, place of residence (address, number, postal code and town) and position within the company

Masure Erik

Blauwesteenstraat 1, box ., 2550 Kontich, Belgium

Mandate: Delegated director, start: 28/06/2016, end: 28/06/2022

Thorp Andrew

Willow Cottage, Hammond Road Hatfield Broak Oak ., box ., CM227JP Bishops Stortford, United Kingdom

Mandate: Director, start: 15/01/2017, end: 27/06/2023

Graham James

Hogenakkerhoekstraat 9, 9150 Kruibeke, Belgium

Mandate: Director, start: 29/11/2019, end: 28/11/2025

RSM Interaudit BV 0436.391.122

Posthofbrug 10, box 4, 2600 Berchem (Antwerpen), Belgium

Membership number: A01398

Mandate: Auditor, start: 30/06/2020, end: 25/06/2023

Represented by:

1. Coninx Kurt

   Posthofbrug 10 , box 4, 2600 Berchem (Antwerpen), Belgium

Preud'homme Frank

Provinciale Steenweg 26, box ., 2620 Hemiksem, Belgium

Mandate: Director, start: 28/06/2016, end: 28/06/2022

Anderson Nicolas Charles

Narewood East Harting ., box ., GU31 5N Petersfield, United Kingdom

Mandate: President of the board of directors, start: 23/05/2018, end: 25/06/2024

2/40

N°.	0439.039.321	F-cap 2.2

DECLARATION REGARDING A COMPLIMENTARY REVIEW OR CORRECTION ASSIGNMENT

The managing board declares that not a single audit or correction assignment has been given to a person not authorized to do so by law, pursuant to articles 34 and 37 of the law of 22 April 1999 concerning accounting and tax professions.

The annual accounts ~~were~~ / were not * audited or corrected by an external accountant or by a company auditor who is not the auditor.

If affirmative, should be mentioned hereafter: surname, first names, profession and address of each external accountant or company auditor and their membership number at their Institute, as well as the nature of their assignment:

A. Bookkeeping of the company **,
B. Preparing the annual accounts **,
C. Auditing the annual accounts and/or
D. Correcting the annual accounts.

If the tasks mentioned under A or B are executed by certified accountants or certified bookkeepers - tax experts, the following information can be mentioned hereafter: surname, first names, profession and address of each certified accountant or certified bookkeeper-tax expert and their membership number at the Institute of Accounting professionals and Tax Experts, as well as the nature of their assignment.

Surname, first names, profession and address	Membership number	Nature of the assignment (A, B, C and/or D)

* Strike out what does not apply.
** Optional mention.

3/40

N°.	0439.039.321	F-cap 3.1

ANNUAL ACCOUNTS

BALANCE SHEET AFTER APPROPRIATION

	Notes	Codes	Period	Preceding period
ASSETS				
FORMATION EXPENSES	6.1	20		
FIXED ASSETS		21/28	5.823.572,71	4.147.360,43
Intangible fixed assets	6.2	21	2.927.269,58	341.943,55
Tangible fixed assets	6.3	22/27	2.779.208,69	3.688.322,44
Land and buildings		22		
Plant, machinery and equipment		23	383.376,00	315.745,75
Furniture and vehicles		24	18.812,78	26.054,78
Leasing and other similar rights		25		
Other tangible fixed assets		26	2.377.019,91	2.761.217,43
Assets under construction and advance payments		27		585.304,48
Financial fixed assets	6.4 / 6.5.1	28	117.094,44	117.094,44
Affiliated Companies	6.15	280/1	52.000,00	52.000,00
Participating interests		280	52.000,00	52.000,00
Amounts receivable		281		
Other companies linked by participating interests	6.15	282/3	48.000,00	48.000,00
Participating interests		282	48.000,00	48.000,00
Amounts receivable		283		
Other financial fixed assets		284/8	17.094,44	17.094,44
Shares		284		
Amounts receivable and cash guarantees		285/8	17.094,44	17.094,44

4/40

N°.	0439.039.321	F-cap 3.1

	Notes	Codes	Period	Preceding period
CURRENT ASSETS		29/58	34.419.353,78	35.228.054,61
Amounts receivable after more than one year		29		
Trade debtors		290		
Other amounts receivable		291		
Stocks and contracts in progress		3	14.543.697,56	15.412.484,38
Stocks		30/36		
Raw materials and consumables		30/31		
Work in progress		32		
Finished goods		33		
Goods purchased for resale		34		
Immovable property intended for sale		35		
Advance payments		36		
Contracts in progress		37	14.543.697,56	15.412.484,38
Amounts receivable within one year		40/41	2.141.549,32	11.244.914,69
Trade debtors		40	1.786.619,20	3.426.506,75
Other amounts receivable		41	354.930,12	7.818.407,94
Current investments	6.5.1 / 6.6	50/53		
Own shares		50		
Other investments		51/53		
Cash at bank and in hand		54/58	14.037.445,08	5.281.729,80
Accruals and deferred income	6.6	490/1	3.696.661,82	3.288.925,74
TOTAL ASSETS		20/58	40.242.926,49	39.375.415,04

5/40

| N°. | 0439.039.321 | | F-cap 3.2 |

	Notes	Codes	Period	Preceding period
EQUITY AND LIABILITIES				
EQUITY		10/15	6.245.352,51	6.277.559,62
Contributions	6.7.1	10/11	1.000.000,00	1.000.000,00
Capital		10	1.000.000,00	1.000.000,00
Issued capital		100	1.000.000,00	1.000.000,00
Uncalled capital [4]		101		
Beyond capital		11		
Share premium account		1100/10		
Other		1109/19		
Revaluation surpluses		12		
Reserves		13	100.000,00	100.000,00
Reserves not available		130/1	100.000,00	100.000,00
Legal reserve		130	100.000,00	100.000,00
Reserves not available statutorily		1311		
Purchase of own shares		1312		
Financial support		1313		
Other		1319		
Untaxed reserves		132		
Available reserves		133		
Accumulated profits (losses) (+)/(-)		14	5.145.352,51	5.177.559,62
Capital subsidies		15		
Advance to shareholders on the distribution of net assets [5]		19		
PROVISIONS AND DEFERRED TAXES		16	228.670,01	178.885,05
Provisions for liabilities and charges		160/5	228.670,01	178.885,05
Pensions and similar obligations		160	228.670,01	178.885,05
Taxes		161		
Major repairs and maintenance		162		
Environmental obligations		163		
Other liabilities and charges	6.8	164/5		
Deferred taxes		168		

[4] Amount to be deducted from the issued capital.

[5] Amount to be deducted from the other components of equity.

6/40

N°. 0439.039.321 | F-cap 3.2

	Notes	Codes	Period	Preceding period
AMOUNTS PAYABLE		17/49	33.768.903,97	32.918.970,37
Amounts payable after more than one year	6.9	17		
Financial debts		170/4		
Subordinated loans		170		
Unsubordinated debentures		171		
Leasing and other similar obligations		172		
Credit institutions		173		
Other loans		174		
Trade debts		175		
Suppliers		1750		
Bills of exchange payable		1751		
Advance payments on contracts in progress		176		
Other amounts payable		178/9		
Amounts payable within one year	6.9	42/48	33.768.903,97	32.918.970,37
Current portion of amounts payable after more than one year falling due within one year		42		
Financial debts		43		
Credit institutions		430/8		
Other loans		439		
Trade debts		44	14.998.662,82	11.722.065,46
Suppliers		440/4	14.998.662,82	11.722.065,46
Bills of exchange payable		441		
Advance payments on contracts in progress		46	15.299.168,82	18.270.369,71
Taxes, remuneration and social security	6.9	45	3.053.374,33	2.429.298,11
Taxes		450/3	48.087,06	33.325,78
Remuneration and social security		454/9	3.005.287,27	2.395.972,33
Other amounts payable		47/48	417.698,00	497.237,09
Accruals and deferred income	6.9	492/3		
TOTAL LIABILITIES		10/49	40.242.926,49	39.375.415,04

7/40

| N°. | 0439.039.321 | F-cap 4 |

PROFIT AND LOSS ACCOUNT

		Notes	Codes	Period	Preceding period
Operating income			70/76A	47.253.126,21	41.132.595,64
Turnover		6.10	70	44.744.607,87	37.656.284,62
Stocks of finished goods and work and contracts in progress: increase (decrease)	(+)/(-)		71	-868.786,82	2.302.015,91
Produced fixed assets			72	2.208.980,64	147.102,46
Other operating income		6.10	74	1.168.324,52	1.027.192,65
Non-recurring operating income		6.12	76A		
Operating charges			60/66A	44.518.835,59	39.723.114,71
Goods for resale, raw materials and consumables			60	30.398.917,03	27.035.507,62
Purchases			600/8	30.398.917,03	27.035.507,62
Stocks: decrease (increase)	(+)/(-)		609		
Services and other goods			61	3.038.524,64	2.858.261,17
Remuneration, social security and pensions	(+)/(-)	6.10	62	10.202.208,72	9.011.222,42
Amortisations of and other amounts written down on formation expenses, intangible and tangible fixed assets			630	789.423,43	760.234,57
Amounts written down on stocks, contracts in progress and trade debtors: additions (write-backs)	(+)/(-)	6.10	631/4		
Provisions for liabilities and charges: appropriations (uses and write-backs)	(+)/(-)	6.10	635/8	49.784,96	37.189,44
Other operating charges		6.10	640/8	39.976,81	20.699,49
Operating charges reported as assets under restructuring costs	(-)		649		
Non-recurring operating charges		6.12	66A		
Operating profit (loss)	(+)/(-)		9901	2.734.290,62	1.409.480,93

8/40

| N°. | 0439.039.321 | F-cap 4 |

		Notes	Codes	Period	Preceding period
Financial income			75/76B	2.584.460,63	106.337,34
Recurring financial income			75	2.584.460,63	106.337,34
Income from financial fixed assets			750	2.436.000,00	
Income from current assets			751	6.714,86	15.252,41
Other financial income		6.11	752/9	141.745,77	91.084,93
Non-recurring financial income		6.12	76B		
Financial charges		6.11	65/66B	70.873,74	191.949,64
Recurring financial charges			65	70.873,66	60.981,70
Debt charges			650	52.320,44	50.476,29
Amounts written down on current assets other than stocks, contracts in progress and trade debtors: additions (write-backs)	(+)/(-)		651		
Other financial charges			652/9	18.553,22	10.505,41
Non-recurring financial charges		6.12	66B	0,08	130.967,94
Profit (Loss) for the period before taxes	(+)/(-)		9903	5.247.877,51	1.323.868,63
Transfer from deferred taxes			780		
Transfer to deferred taxes			680		
Income taxes on the result	(+)/(-)	6.13	67/77	780.084,62	403.481,43
Taxes			670/3	786.289,39	403.481,43
Adjustment of income taxes and write-back of tax provisions			77	6.204,77	
Profit (Loss) of the period	(+)/(-)		9904	4.467.792,89	920.387,20
Transfer from untaxed reserves			789		
Transfer to untaxed reserves			689		
Profit (Loss) of the period available for appropriation	(+)/(-)		9905	4.467.792,89	920.387,20

9/40

N°.	0439.039.321

F-cap 5

APPROPRIATION ACCOUNT

		Codes	Period	Preceding period
Profit (Loss) to be appropriated	(+)/(-)	9906	9.645.352,51	5.177.559,62
Profit (Loss) of the period available for appropriation	(+)/(-)	(9905)	4.467.792,89	920.387,20
Profit (Loss) of the preceding period brought forward	(+)/(-)	14P	5.177.559,62	4.257.172,42
Transfers from equity		791/2		
from contributions		791		
from reserves		792		
Appropriations to equity		691/2		
to contributions		691		
to legal reserve		6920		
to other reserves		6921		
Profit (loss) to be carried forward	(+)/(-)	(14)	5.145.352,51	5.177.559,62
Shareholders' contribution in respect of losses		794		
Profit to be distributed		694/7	4.500.000,00	
Compensation for contributions		694	4.500.000,00	
Directors or managers		695		
Employees		696		
Other beneficiaries		697		

10/40

| N°. | 0439.039.321 | | F-cap 6.2.3 |

		Codes	Period	Preceding period
CONCESSIONS, PATENTS LICENSES, KNOW-HOW, BRANDS AND SIMILAR RIGHTS				
Acquisition value at the end of the period		8052P	xxxxxxxxxxxxxxx	1.710.608,60
Movements during the period				
Acquisitions, including produced fixed assets		8022	2.243.357,64	
Sales and disposals		8032		
Transfers from one heading to another	(+)/(-)	8042	585.304,48	
Acquisition value at the end of the period		8052	4.539.270,72	
Amortisations and amounts written down at the end of the period		8122P	xxxxxxxxxxxxxxx	1.368.665,05
Movements during the period				
Recorded		8072	243.336,09	
Written back		8082		
Acquisitions from third parties		8092		
Cancelled owing to sales and disposals		8102		
Transfers from one heading to another	(+)/(-)	8112		
Amortisations and amounts written down at the end of the period		8122	1.612.001,14	
NET BOOK VALUE AT THE END OF THE PERIOD		211	2.927.269,58	

11/40

N°.	0439.039.321	F-cap 6.3.2

		Codes	Period	Preceding period
PLANT, MACHINERY AND EQUIPMENT				
Acquisition value at the end of the period		8192P	xxxxxxxxxxxxxxx	2.123.362,19
Movements during the period				
Acquisitions, including produced fixed assets		8162	187.433,07	
Sales and disposals		8172		
Transfers from one heading to another	(+)/(-)	8182		
Acquisition value at the end of the period		8192	2.310.795,26	
Revaluation surpluses at the end of the period		8252P	xxxxxxxxxxxxxxx	
Movements during the period				
Recorded		8212		
Acquisitions from third parties		8222		
Cancelled		8232		
Transferred from one heading to another	(+)/(-)	8242		
Revaluation surpluses at the end of the period		8252		
Amortisations and amounts written down at the end of the period		8322P	xxxxxxxxxxxxxxx	1.807.616,44
Movements during the period				
Recorded		8272	119.802,82	
Written back		8282		
Acquisitions from third parties		8292		
Cancelled owing to sales and disposals		8302		
Transferred from one heading to another	(+)/(-)	8312		
Amortisations and amounts written down at the end of the period		8322	1.927.419,26	
NET BOOK VALUE AT THE END OF THE PERIOD		(23)	383.376,00	

12/40

| N°. | 0439.039.321 | F-cap 6.3.3 |

		Codes	Period	Preceding period
FURNITURE AND VEHICLES				
Acquisition value at the end of the period		8193P	xxxxxxxxxxxxxxx	59.070,54
Movements during the period				
Acquisitions, including produced fixed assets		8163		
Sales and disposals		8173		
Transfers from one heading to another	(+)/(-)	8183		
Acquisition value at the end of the period		8193	59.070,54	
Revaluation surpluses at the end of the period		8253P	xxxxxxxxxxxxxxx	
Movements during the period				
Recorded		8213		
Acquisitions from third parties		8223		
Cancelled		8233		
Transfers from one heading to another	(+)/(-)	8243		
Revaluation surpluses at the end of the period		8253		
Amortisations and amounts written down at the end of the period		8323P	xxxxxxxxxxxxxxx	33.015,76
Movements during the period				
Recorded		8273	7.242,00	
Written back		8283		
Acquisitions from third parties		8293		
Cancelled owing to sales and disposals		8303		
Transfers from one heading to another	(+)/(-)	8313		
Amortisations and amounts written down at the end of the period		8323	40.257,76	
NET BOOK VALUE AT THE END OF THE PERIOD		(24)	18.812,78	

13/40

N°. 0439.039.321 F-cap 6.3.5

		Codes	Period	Preceding period
OTHER TANGIBLE FIXED ASSETS				
Acquisition value at the end of the period		8195P	xxxxxxxxxxxxxxx	3.444.322,15
Movements during the period				
Acquisitions, including produced fixed assets		8165	34.845,00	
Sales and disposals		8175		
Transfers from one heading to another	(+)/(-)	8185		
Acquisition value at the end of the period		8195	3.479.167,15	
Revaluation surpluses at the end of the period		8255P	xxxxxxxxxxxxxxx	
Movements during the period				
Recorded		8215		
Acquisitions from third parties		8225		
Cancelled		8235		
Transferred from one heading to another	(+)/(-)	8245		
Revaluation surpluses at the end of the period		8255		
Amortisations and amounts written down at the end of the period		8325P	xxxxxxxxxxxxxxx	683.104,72
Movements during the period				
Recorded		8275	419.042,52	
Written back		8285		
Acquisitions from third parties		8295		
Cancelled owing to sales and disposals		8305		
Transferred from one heading to another	(+)/(-)	8315		
Amortisations and amounts written down at the end of the period		8325	1.102.147,24	
NET BOOK VALUE AT THE END OF THE PERIOD		(26)	2.377.019,91	

14/40

N°.	0439.039.321

F-cap 6.3.6

		Codes	Period	Preceding period
ASSETS UNDER CONSTRUCTION AND ADVANCE PAYMENTS				
Acquisition value at the end of the period		8196P	xxxxxxxxxxxxxxx	585.304,48
Movements during the period				
Acquisitions, including produced fixed assets		8166		
Sales and disposals		8176		
Transfers from one heading to another	(+)/(-)	8186	-585.304,48	
Acquisition value at the end of the period		8196		
Revaluation surpluses at the end of the period		8256P	xxxxxxxxxxxxxxx	
Movements during the period				
Recorded		8216		
Acquisitions from third parties		8226		
Cancelled		8236		
Transferred from one heading to another	(+)/(-)	8246		
Revaluation surpluses at the end of the period		8256		
Amortisations and amounts written down at the end of the period		8326P	xxxxxxxxxxxxxxx	
Movements during the period				
Recorded		8276		
Written back		8286		
Acquisitions from third parties		8296		
Cancelled owing to sales and disposals		8306		
Transferred from one heading to another	(+)/(-)	8316		
Amortisations and amounts written down at the end of the period		8326		
NET BOOK VALUE AT THE END OF THE PERIOD		(27)		

15/40

| N°. | 0439.039.321 | F-cap 6.4.1 |

STATEMENT OF FINANCIAL FIXED ASSETS

		Codes	Period	Preceding period
AFFILIATED COMPANIES - PARTICIPATING INTERESTS AND SHARES				
Acquisition value at the end of the period		8391P	xxxxxxxxxxxxxxx	52.000,00
Movements during the period				
Acquisitions		8361		
Sales and disposals		8371		
Transfers from one heading to another	(+)/(-)	8381		
Acquisition value at the end of the period		8391	52.000,00	
Revaluation surpluses at the end of the period		8451P	xxxxxxxxxxxxxxx	
Movements during the period				
Recorded		8411		
Acquisitions from third parties		8421		
Cancelled		8431		
Transferred from one heading to another	(+)/(-)	8441		
Revaluation surpluses at the end of the period		8451		
Amounts written down at the end of the period		8521P	xxxxxxxxxxxxxxx	
Movements during the period				
Recorded		8471		
Written back		8481		
Acquisitions from third parties		8491		
Cancelled owing to sales and disposals		8501		
Transferred from one heading to another	(+)/(-)	8511		
Amounts written down at the end of the period		8521		
Uncalled amounts at the end of the period		8551P	xxxxxxxxxxxxxxx	
Movements during the period	(+)/(-)	8541		
Uncalled amounts at the end of the period		8551		
NET BOOK VALUE AT THE END OF THE PERIOD		(280)	52.000,00	
AFFILIATED COMPANIES - AMOUNTS RECEIVABLE				
NET BOOK VALUE AT THE END OF THE PERIOD		281P	xxxxxxxxxxxxxxx	
Movements during the period				
Appropriations		8581		
Repayments		8591		
Amounts written down		8601		
Amounts written back		8611		
Exchange differences	(+)/(-)	8621		
Other movements	(+)/(-)	8631		
NET BOOK VALUE AT THE END OF THE PERIOD		(281)		
ACCUMULATED AMOUNTS WRITTEN DOWN ON AMOUNTS RECEIVABLE AT END OF THE PERIOD		8651		

16/40

N°.	0439.039.321	F-cap 6.4.2

		Codes	Period	Preceding period
COMPANIES LINKED BY PARTICIPATING INTERESTS - PARTICIPATING INTERESTS AND SHARES				
Acquisition value at the end of the period		8392P	xxxxxxxxxxxxxxx	48.000,00
Movements during the period				
Acquisitions		8362		
Sales and disposals		8372		
Transfers from one heading to another	(+)/(-)	8382		
Acquisition value at the end of the period		8392	48.000,00	
Revaluation surpluses at the end of the period		8452P	xxxxxxxxxxxxxxx	
Movements during the period				
Recorded		8412		
Acquisitions from third parties		8422		
Cancelled		8432		
Transferred from one heading to another	(+)/(-)	8442		
Revaluation surpluses at the end of the period		8452		
Amounts written down at the end of the period		8522P	xxxxxxxxxxxxxxx	
Movements during the period				
Recorded		8472		
Written back		8482		
Acquisitions from third parties		8492		
Cancelled owing to sales and disposals		8502		
Transferred from one heading to another	(+)/(-)	8512		
Amounts written down at the end of the period		8522		
Uncalled amounts at the end of the period		8552P	xxxxxxxxxxxxxxx	
Movements during the period	(+)/(-)	8542		
Uncalled amounts at the end of the period		8552		
NET BOOK VALUE AT THE END OF THE PERIOD		(282)	48.000,00	
COMPANIES LINKED BY PARTICIPATING INTERESTS - AMOUNTS RECEIVABLE				
NET BOOK VALUE AT THE END OF THE PERIOD		283P	xxxxxxxxxxxxxxx	
Movements during the period				
Appropriations		8582		
Repayments		8592		
Amounts written down		8602		
Amounts written back		8612		
Exchange differences	(+)/(-)	8622		
Other movements	(+)/(-)	8632		
NET BOOK VALUE AT THE END OF THE PERIOD		(283)		
ACCUMULATED AMOUNTS WRITTEN DOWN ON AMOUNTS RECEIVABLE AT END OF THE PERIOD		8652		

17/40

N°.	0439.039.321

F-cap 6.4.3

		Codes	Period	Preceding period
OTHER COMPANIES - PARTICIPATING INTERESTS AND SHARES				
Acquisition value at the end of the period		8393P	xxxxxxxxxxxxxxx	
Movements during the period				
Acquisitions		8363		
Sales and disposals		8373		
Transfers from one heading to another	(+)/(-)	8383		
Acquisition value at the end of the period		8393		
Revaluation surpluses at the end of the period		8453P	xxxxxxxxxxxxxxx	
Movements during the period				
Recorded		8413		
Acquisitions from third parties		8423		
Cancelled		8433		
Transferred from one heading to another	(+)/(-)	8443		
Revaluation surpluses at the end of the period		8453		
Amounts written down at the end of the period		8523P	xxxxxxxxxxxxxxx	
Movements during the period				
Recorded		8473		
Written back		8483		
Acquisitions from third parties		8493		
Cancelled owing to sales and disposals		8503		
Transferred from one heading to another	(+)/(-)	8513		
Amounts written down at the end of the period		8523		
Uncalled amounts at the end of the period		8553P	xxxxxxxxxxxxxxx	
Movements during the period	(+)/(-)	8543		
Uncalled amounts at the end of the period		8553		
NET BOOK VALUE AT THE END OF THE PERIOD		(284)		
OTHER COMPANIES - AMOUNTS RECEIVABLE				
NET BOOK VALUE AT THE END OF THE PERIOD		285/8P	xxxxxxxxxxxxxxx	17.094,44
Movements during the period				
Appropriations		8583		
Repayments		8593		
Amounts written down		8603		
Amounts written back		8613		
Exchange differences	(+)/(-)	8623		
Other movements	(+)/(-)	8633		
NET BOOK VALUE AT THE END OF THE PERIOD		(285/8)	17.094,44	
ACCUMULATED AMOUNTS WRITTEN DOWN ON AMOUNTS RECEIVABLE AT END OF THE PERIOD		8653		

18/40

N°. 0439.039.321 F-cap 6.5.1 PARTICIPATING INTERESTS AND OTHER RIGHTS IN OTHER COMPANIES PARTICIPATING INTERESTS INFORMATION The following list mentions the companies in which the company holds a participating interest (recorded in headings 280 and 282 of assets), as well as the companies in which the company holds rights (recorded in headings 284 and 51/53 of assets) for an amount of at least 10% of the capital, the equity or a class of shares of the company. NAME, full address of the REGISTERED OFFICE and, for an entity governed by Belgian law, the COMPANY REGISTRATION NUMBER Rights held Directly Subs- idiaries Number % % Data extracted from the most recent annual accounts Annual accounts as per Cur- rency code Equity Net result (in units) (+) or (-) Nature Redu Operations Services 663.27831/03/2021 EUR 47.855 Rue Devant Les Hêtres 2b 6890 Transinne Belgium 0890.501.075 Public limited liability company nominative part 520 52,00 0,00 Redu Space Services 31/12/2020 EUR 8.269.829 1.286.959 Rue Devant Les Hêtres 2b 6890 Transinne Belgium 0890.503.748 Public limited liability company nominative part 480 48,00 0,00 19/40

N°. 0439.039.321 F-cap 6.6 CURRENT INVESTMENTS AND ACCRUALS AND DEFERRED INCOME Codes Period Preceding period Shares – Book value increased with the uncalled amount With a remaining term or notice Shares and investments other than fixed income investments Fixed-income securities Fixed income securities issued by credit institutions CURRENT INVESTMENTS - OTHER INVESTMENTS Shares – Uncalled amount Term accounts with credit institutions up to one month over one year between one month and one year Other investments not mentioned above 8681 8682 52 8684 51 53 8686 8687 8688 8689 Precious metals and works of art 8683 Allocation of account 490/1 of assets if the amount is significant ACCRUALS AND DEFERRED INCOME Period Costs paid up front 206.823,24 Supplier advances 3.489.838,58 20/40

N°.	0439.039.321	F-cap 6.7.1

STATEMENT OF CAPITAL AND SHAREHOLDERS' STURCTURE

STATEMENT OF CAPITAL

	Codes	Period	Preceding period
Capital			
Issued capital at the end of the period	100P	XXXXXXXXXXXXXX	1.000.000,00
Issued capital at the end of the period	(100)	1.000.000,00	

	Codes	Period	Number of shares
Modifications during the period			
Composition of the capital Share types			
capital shares without nominal value		1.000.000,00	871
Registered shares	8702	XXXXXXXXXXXXXX	871
Shares dematerialized	8703	XXXXXXXXXXXXXX	

	Codes	Uncalled amount	Called up amount, unpaid
Unpaid capital			
Uncalled capital	(101)		XXXXXXXXXXXXXX
Called up capital, unpaid	8712	XXXXXXXXXXXXXX	
Shareholders that still need to pay up in full			

	Codes	Period
Own shares		
Held by the company itself		
Amount of capital held	8721	
Number of shares	8722	
Held by a subsidiary		
Amount of capital held	8731	
Number of shares	8732	
Commitments to issuing shares		
Owing to the exercise of conversion rights		
Amount of outstanding convertible loans	8740	
Amount of capital to be subscribed	8741	
Corresponding maximum number of shares to be issued	8742	
Owing to the exercise of subscription rights		
Number of outstanding subscription rights	8745	
Amount of capital to be subscribed	8746	
Corresponding maximum number of shares to be issued	8747	
Authorised capital not issued	8751	

21/40

N°. F-cap 6.7.1 0439.039.321 Shares issued, non-representing capital Period Distribution Number of shares Number of voting rights attached thereto Allocation by shareholder Number of shares held by the company itself Number of shares held by its subsidiaries Codes 8762 8771 8781 8761 Period ADDITIONAL NOTES REGARDING CONTRIBUTIONS (INCLUDING CONTRIBUTIONS IN THE FORM OF SERVICES OR KNOW-HOW) 22/40

N°.	0439.039.321	F-cap 6.9

STATEMENT OF AMOUNTS PAYABLE AND ACCRUALS AND DEFERRED INCOME (LIABILITIES)

	Codes	Period
BREAKDOWN OF AMOUNTS PAYABLE WITH AN ORIGINAL TERM OF MORE THAN ONE YEAR, ACCORDING TO THEIR RESIDUAL MATURITY		
Current portion of amounts payable after more than one year falling due within one year		
Financial debts	8801	
Subordinated loans	8811	
Unsubordinated debentures	8821	
Leasing and other similar obligations	8831	
Credit institutions	8841	
Other loans	8851	
Trade debts	8861	
Suppliers	8871	
Bills of exchange payable	8881	
Advance payments on contracts in progress	8891	
Other amounts payable	8901	
Total current portion of amounts payable after more than one year falling due within one year	(42)	
Amounts payable with a remaining term of more than one year, yet less than 5 years		
Financial debts	8802	
Subordinated loans	8812	
Unsubordinated debentures	8822	
Leasing and other similar obligations	8832	
Credit institutions	8842	
Other loans	8852	
Trade debts	8862	
Suppliers	8872	
Bills of exchange payable	8882	
Advance payments on contracts in progress	8892	
Other amounts payable	8902	
Total amounts payable with a remaining term of more than one year, yet less than 5 years	8912	
Amounts payable with a remaining term of more than 5 years		
Financial debts	8803	
Subordinated loans	8813	
Unsubordinated debentures	8823	
Leasing and other similar obligations	8833	
Credit institutions	8843	
Other loans	8853	
Trade debts	8863	
Suppliers	8873	
Bills of exchange payable	8883	
Advance payments on contracts in progress	8893	
Other amounts payable	8903	
Amounts payable with a remaining term of more than 5 years	8913	

23/40

N°. 0439.039.321 F-cap 6.9 Codes Period Total of the amounts payable guaranteed by the Belgian government agencies Amounts payable guaranteed by real securities given or irrevocably promised by the company on its own assets Taxes AMOUNTS PAYABLE GUARANTEED Amounts payable guaranteed by the Belgian government agencies (included in accounts 17 and 42/48 of liabilities) Remuneration and social security Total amounts payable guaranteed by real securities given or irrevocably promised by the company on its own assets TAXES, REMUNERATION AND SOCIAL SECURITY (headings 450/3 and 178/9 of liabilities) Outstanding tax debts Accruing taxes payable Estimated taxes payable Remuneration and social security (headings 454/9 and 178/9 of liabilities) Amounts due to the National Social Security Office Other amounts payable in respect of remuneration and social security 48.087,06 3.005.287,27 8931 8941 8951 8961 8921 8971 8981 8991 9001 9011 9051 9021 9061 8922 8932 8942 8952 8962 8972 8982 8992 9002 9022 9062 9012 9072 9073 450 9076 9077 9052 Taxes Remuneration and social security 9042 9032 Leasing and other similar obligations Advance payments on contracts in progress Other loans Suppliers Bills of exchange payable Trade debts Financial debts Subordinated loans Unsubordinated debentures Credit institutions Other amounts payable Taxes, remuneration and social security Leasing and other similar obligations Advance payments on contracts in progress Other loans Suppliers Bills of exchange payable Trade debts . Financial debts Subordinated loans Unsubordinated debentures Credit institutions Other amounts payable Codes Period 24/40

N°. 0439.039.321 F-cap 6.9 Period Allocation of heading 492/3 of liabilities if the amount is significant ACCRUALS AND DEFERRED INCOME 25/40

| N°. | 0439.039.321 | | F-cap 6.10 |

OPERATING RESULTS

	Codes	Period	Preceding period
OPERATING INCOME			
Net turnover			
Allocation by categories of activity			
Allocation by geographical market			
Other operating income			
Operating subsidies and compensatory amounts received from public authorities	740		
OPERATING CHARGES			
Employees for whom the company submitted a DIMONA declaration or who are recorded in the general personnel register			
Total number at the closing date	9086	118	105
Average number of employees calculated in full-time equivalents	9087	107,5	90,2
Number of actual hours worked	9088	179.450	150.950
Personnel costs			
Remuneration and direct social benefits	620	7.300.778,71	6.389.178,63
Employers' contribution for social security	621	1.849.411,75	1.531.077,69
Employers' premiums for extra statutory insurance	622	630.709,11	346.196,87
Other personnel costs	623	421.309,15	744.769,23
Retirement and survivors' pensions	624		

	Codes	Period	Preceding period
Provisions for pensions and similar obligations			
Appropriations (uses and write-backs) (+)/(-)	635	49.784,96	37.189,44
Depreciations			
On stock and contracts in progress			
Recorded	9110		
Written back	9111		
On trade debtors			
Recorded	9112		
Written back	9113		
Provisions for liabilities and charges			
Appropriations	9115	49.784,96	37.189,44
Uses and write-backs	9116		
Other operating charges			
Taxes related to operation	640	39.976,81	20.649,49
Other	641/8		50,00
Hired temporary staff and personnel placed at the company's disposal			
Total number at the closing date	9096		
Average number calculated in full-time equivalents	9097	0,7	0,4
Number of actual hours worked	9098	1.222	728
Costs to the company	617	52.167,28	23.240,37

26/40

N°. 0439.039.321 F-cap 6.11 FINANCIAL RESULTS Codes Period Preceding period Other financial income RECURRING FINANCIAL INCOME Subsidies paid by public authorities, added to the profit and loss account Capital subsidies Interest subsidies 9126 9125 Allocation of other financial income Exchange differences realized 754 113.359,81 90.913,30 Other - other financial income 377,63 171,63 RECURRING FINANCIAL CHARGES Depreciation of loan issue expenses Depreciations on current assets Amount of the discount borne by the company, as a result of negotiating amounts receivable Appropriations Uses and write-backs Provisions of a financial nature Other financial charges Recorded Written back Capitalised interests 6502 6501 6511 6510 6561 6560 653 Allocation of other financial costs Exchange differences realized Results from the conversion of foreign currencies 654 655 6.590,54 630,62 Other - bank charges 11.962,68 9.874,79 27/40

N°. 0439.039.321 F-cap 6.12 INCOME AND CHARGES OF EXCEPTIONAL SIZE OR FREQUENCY Codes Period Preceding period NON-RECURRING INCOME Write-back of depreciation and of amounts written off intangible and tangible fixed assets Write-back of provisions for extraordinary operating liabilities and charges Capital profits on disposal of intangible and tangible fixed assets 76 760 7620 7630 Non-recurring operating income (76A) Other non-recurring operating income 764/8 Write-back of amounts written down financial fixed assets Write-back of provisions for extraordinary financial liabilities and charges Capital profits on disposal of financial fixed assets 761 7621 7631 Non-recurring financial income (76B) Other non-recurring financial income 769 NON-RECURRING CHARGES Non-recurring depreciation of and amounts written off formation expenses, intangible and tangible fixed assets Provisions for extraordinary operating liabilities and charges: appropriations (uses) Capital losses on disposal of intangible and tangible fixed assets 0,08 130.967,9466 660 6620 6630 Non-recurring operating charges (66A) Other non-recurring operating charges 664/7 Amounts written off financial fixed assets Provisions for extraordinary financial liabilities and charges - appropriations (uses) Capital losses on disposal of financial fixed assets 661 6621 6631 Non-recurring financial charges 0,08 130.967,94(66B) Other non-recurring financial charges 0,08 130.967,94668 Non-recurring operating charges carried to assets as restructuring costs 6690 Non-recurring financial charges carried to assets as restructuring costs 6691 (+)/(-) (+)/(-) (-) (-) 28/40

N°.	0439.039.321	F-cap 6.13

TAXES

	Codes	Period
INCOME TAXES		
Income taxes on the result of the period	9134	786.289,39
Income taxes paid and withholding taxes due or paid	9135	730.000,00
Excess of income tax prepayments and withholding taxes paid recorded under assets	9136	
Estimated additional taxes	9137	56.289,39
Income taxes on the result of prior periods	9138	
Additional income taxes due or paid	9139	
Additional income taxes estimated or provided for	9140	
Major reasons for the differences between pre-tax profit, as it results from the annual accounts, and estimated taxable profit		
Rejected expenses		321.527,21
DBI		2.436.000,00

	Period
Influence of non-recurring results on income taxes on the result of the period	

	Codes	Period
Sources of deferred taxes		
Deferred taxes representing assets	9141	
Accumulated tax losses deductible from future taxable profits	9142	
Deferred taxes representing liabilities	9144	
Allocation of deferred taxes representing liabilities		

	Codes	Period	Preceding period
VALUE-ADDED TAXES AND TAXES BORNE BY THIRD PARTIES			
Value-added taxes charged			
To the company (deductible)	9145	2.435.345,49	3.037.591,62
By the company	9146	41.562,67	300.324,99
Amounts withheld on behalf of third party by way of			
Payroll withholding taxes	9147	1.931.859,41	1.680.914,76
Withholding taxes on investment income	9148		

29/40

N°. 0439.039.321 F-cap 6.14 RIGHTS AND COMMITMENTS NOT REFLECTED IN THE BALANCE SHEET Codes Period PERSONAL GUARANTEES PROVIDED OR IRREVOCABLY PROMISED BY THE COMPANY AS SECURITY FOR DEBTS AND COMMITMENTS OF THIRD PARTIES Of which Real guarantees provided or irrevocably promised by the company on its own assets as security of debts and commitments of the company Amount of registration Mortgages Book value of the immovable properties mortgaged Bills of exchange in circulation endorsed by the company REAL GUARANTEES Maximum amount up to which the debt is secured and which is the subject of registration For irrevocable mandates to pledge goodwill, the amount for which the agent can take the inscription 9150 9149 91611 91721 91621 91711 Bills of exchange in circulation drawn or guaranteed by the company 9151 Maximum amount for which other debts or commitments of third parties are guaranteed by the company 9153 For irrevocable mortgage mandates, the amount for which the agent can take registration 91631 Pledging of goodwill Pledging of other assets or irrevocable mandates to pledge other assets Book value of the immovable properties mortgaged Maximum amount up to which the debt is secured 91811 91821 Guarantees provided or irrevocably promised on future assets Amount of assets in question Maximum amount up to which the debt is secured 91911 91921 Vendor’s privilege Book value of sold goods Amount of the unpaid price 92011 92021 30/40

N°. 0439.039.321 F-cap 6.14 Real guarantees provided or irrevocably promised by the company on its own assets as security of debts and commitments of third parties Amount of registration Mortgages Book value of the immovable properties mortgaged Maximum amount up to which the debt is secured and which is the subject of registration For irrevocable mandates to pledge goodwill, the amount for which the agent can take the inscription 91612 91722 91622 91712 For irrevocable mortgage mandates, the amount for which the agent can take registration 91632 Pledging of goodwill Pledging of other assets or irrevocable mandates to pledge other assets Book value of the immovable properties mortgaged Maximum amount up to which the debt is secured 91812 91822 Guarantees provided or irrevocably promised on future assets Amount of assets in question Maximum amount up to which the debt is secured 91912 91922 Vendor’s privilege Book value of sold goods Amount of the unpaid price 92012 92022 Codes Period GOODS AND VALUES, NOT REFLECTED IN THE BALANCE SHEET, HELD BY THIRD PARTIES IN THEIR OWN NAME BUT FOR THE BENEFIT AND AT THE RISK OF THE COMPANY Codes Period SUBSTANTIAL COMMITMENTS TO ACQUIRE FIXED ASSETS SUBSTANTIAL COMMITMENTS TO DISPOSE OF FIXED ASSETS Goods purchased (to be received) FORWARD TRANSACTIONS 9213 Goods sold (to be delivered) 9214 Currencies purchased (to be received) 9215 Currencies sold (to be delivered) 9216 Period COMMITMENTS RELATING TO TECHNICAL GUARANTEES IN RESPECT OF SALES OR SERVICES Period AMOUNT, NATURE AND FORM CONCERNING LITIGATION AND OTHER IMPORTANT COMMITMENTS 31/40

N°. 0439.039.321 F-cap 6.14 SETTLEMENT REGARDING THE COMPLEMENTARY RETIREMENT OR SURVIVORS’ PENSION FOR PERSONNEL AND BOARD MEMBERS Brief description The employees have a pension insurance of the "defined contribution" type (defined contribution contract). Measures taken to cover the related charges In order to comply with the minimum guarantee (in accordance with art. 24 of the WAP), a provision has been set up for 228.670,01 €. Code Period PENSIONS FUNDED BY THE COMPANY ITSELF Methods of estimation 9220Estimated amount of the commitments resulting from past services Period NATURE AND FINANCIAL IMPACT OF SIGNIFICANT EVENTS AFTER THE CLOSING DATE not reflected in the balance sheet or income statement Period COMMITMENTS TO PURCHASE OR SALE AVAILABLE TO THE COMPANY AS ISSUER OF OPTIONS FOR SALE OR PURCHASE Period NATURE, COMMERCIAL OBJECTIVE AND FINANCIAL CONSEQUENCES OF TRANSACTIONS NOT REFLECTED IN THE BALANCE SHEET If the risks and benefits resulting from such transactions are of any meaning and if publishing such risks and benefits is necessary to appreciate the financial situation of the company Period OTHER RIGHTS AND COMMITMENTS NOT REFLECTED IN THE BALANCE SHEET (including those that cannot be calculated) As of March 31, 2022, QinetiQ Space had a parent company guarantee of €487,159 outstanding to SES SA in respect of a subcontractor of its subsidiary RSS SA 487.159,00 32/40

N°. 0439.039.321 F-cap 6.15 RELATIONSHIPS WITH AFFILIATED COMPANIES, ASSOCIATED COMPANIES AND OTHER COMPANIES LINKED BY PARTICIPATING INTERESTS Codes Period Preceding period AFFILIATED COMPANIES Participating interests Provided or irrevocably promised by affiliated companies as security for debts or commitments of the company Subordinated amounts receivable Financial fixed assets Other amounts receivable Amounts receivable Over one year Within one year Current investments Shares Amounts receivable Amounts payable Personal and real guarantees Provided or irrevocably promised by the company as security for debts or commitments of affiliated companies Other significant financial commitments Financial results Income from financial fixed assets Income from current assets Other financial income Debt charges Other financial charges 52.000,00 52.000,00 96.130,37 96.130,37 513.905,83 513.905,83 2.436.000,00 52.000,00 52.000,00 7.337.937,00 7.337.937,00 401.056,00 401.056,00 Disposal of fixed assets Capital profits realised Capital losses realised (280/1) (280) 9271 9281 9291 9301 9311 9321 9331 9351 9341 9361 9371 9381 9391 9401 9421 9431 9441 9461 9471 9481 9491 Over one year Within one year 33/40

N°.	0439.039.321	F-cap 6.15

RELATIONSHIPS WITH AFFILIATED COMPANIES, ASSOCIATED COMPANIES AND OTHER COMPANIES LINKED BY PARTICIPATING INTERESTS

	Codes	Period	Preceding period
ASSOCIATED COMPANIES			
Financial fixed assets	9253		
Participating interests	9263		
Subordinated amounts receivable	9273		
Other amounts receivable	9283		
Amounts receivable	9293		
Over one year	9303		
Within one year	9313		
Amounts payable	9353		
Over one year	9363		
Within one year	9373		
Personal and real guarantees			
Provided or irrevocably promised by the company as security for debts or commitments of affiliated companies	9383		
Provided or irrevocably promised by affiliated companies as security for debts or commitments of the company	9393		
Other significant financial commitments	9403		
COMPANIES LINKED BY PARTICIPATING INTERESTS			
Financial fixed assets	9252	48.000,00	48.000,00
Participating interests	9262	48.000,00	48.000,00
Subordinated amounts receivable	9272		
Other amounts receivable	9282		
Amounts receivable	9292		
Over one year	9302		
Within one year	9312		
Amounts payable	9352		
Over one year	9362		
Within one year	9372		

	Period
TRANSACTIONS WITH AFFILIATED PARTIES BEYOND NORMAL MARKET CONDITIONS	
Mention of these transactions if they are significant, including the amount of the transactions, the nature of the link, and all information about the transactions that should be necessary to get a better understanding of the financial situation of the company	
Nil	

34/40

N°.	0439.039.321	F-cap 6.16

FINANCIAL RELATIONSHIPS WITH

	Codes	Period
DIRECTORS AND MANAGERS, INDIVIDUALS OR LEGAL PERSONS WHO CONTROL THE COMPANY DIRECTLY OR INDIRECTLY WITHOUT BEING ASSOCIATED THEREWITH, OR OTHER COMPANIES CONTROLLED DIRECTLY OR INDIRECTLY BY THESE PERSONS		
Amounts receivable from these persons	9500	
Principal conditions regarding amounts receivable, rate of interest, duration, any amounts repaid, cancelled or written off		
Guarantees provided in their favour	9501	
Other significant commitments undertaken in their favour	9502	
Amount of direct and indirect remunerations and pensions, reflected in the income statement, as long as this disclosure does not concern exclusively or mainly, the situation of a single identifiable person		
To directors and managers	9503	
To former directors and former managers	9504	

	Codes	Period
THE AUDITOR(S) AND THE PERSONS WHOM HE (THEY) IS (ARE) COLLABORATING WITH		
Auditors' fees	9505	22.381,60
Fees for exceptional services or special assignments executed within the company by the auditor		
Other audit assignments	95061	
Tax consultancy assignments	95062	
Other assignments beyondthe audit	95063	
Fees for exceptional services or special assignments executed within the company by people the auditor(s) is (are collaborating with		
Other audit assignments	95081	
Tax consultancy assignments	95082	
Other assignments beyondthe audit	95083	

Mentions related to article 3:64, § 2 and § 4 of the Belgian Companies and Associations Code

35/40

N°. 0439.039.321 F-cap 6.18.1 DECLARATION WITH REGARD TO THE CONSOLIDATED ANNUAL ACCOUNTS INFORMATION TO DISCLOSE BY EACH COMPANY GOVERNED BY THE BELGIAN COMPANIES AND ASSOCIATIONS CODE ON THE CONSOLIDATED ANNUAL ACCOUNTS The company has prepared and published consolidated annual accounts and a consolidated annual report* The company has not prepared consolidated annual accounts and a consolidated annual report, because of an exemption for the following reason(s)* The company and its subsidiaries exceed, on a consolidated basis, not more than one of the criteria mentioned in article 1:26 of the Belgian Companies and Associations Code* The company itself is a subsidiary of a parent company that prepares and publishes consolidated annual accounts, in which the annual accounts are integrated by consolidation* Where appropriate, statement that all conditions for exemption, mentioned in article 3:26 § 2 and § 3 of the Belgian Companies and Associations Code, are fulfilled: The company only has subsidiaries that, considering the evaluation of the consolidated capital, the consolidated financial position or the consolidated result, individually or together, are of negligible interestError! Bookmark not defined. (article 3:23 of the Belgian Companies and Associations Code) . Name, full address of the registered office and, for a company governed by Belgian law, the company registration number of the parent company that prepares and publishes the consolidated annual accounts, under which the exemption is granted: Qinetiq Ively road gu140lx farnborough, hampshire, United Kingdom INFORMATION TO BE PROVIDED BY THE COMPANY IN CASE IT IS A SUBSIDIARY OR A JOINT SUBSIDIARY QINETIQ ltd ively road gu140lx farnborough, hampshire, United Kingdom Name, full address of the registered office and, if it concerns companies under Belgian law, the company registration number of the parent company(ies) and the indication if this (these) parent company(ies) prepares (prepare) and publishes (publish) consolidated annual accounts, in which the annual accounts are included by means of consolidation**: If the parent company(ies) is (are) (a) company(ies) governed by foreign law, the location where the abovementioned annual accounts are available**: QINETQ ltd ively road gu140lx farnborough, United Kingdom QinetiQ Space N.V. Hogenakkerhoekstraat, 9 9150 Kruibeke B.T.W. : BE 0439.039.321 The enterprise draws up consolidated annual accounts data for the major part of the enterprise * Strike out what does not apply. ** Where the annual accounts of the company are consolidated at different levels, the information should be given, on the one hand at the highest and on the other at the lowest level of companies of which the company is a subsidiary and for which consolidated accounts are prepared and published. 36/40

N°.	0439.039.321	F-cap 6.19

VALUATION RULES

Summary of valuation rules

1. Principle

The valuation rules are determined in accordance with the provisions of the Royal Decree of 30 January 2001 implementing the Companies Code.

2. Special rules

Intangible and tangible fixed assets

Assets	Method depreciation	Percentage
Intangible Fixed Assets	Linear	20% - 25% - 33%
Installations	Linear	10% - 20%
Office furnishing costs	Linear	20%
Small equipment	Linear	25%
Office supplies	Linear	20% & 33%
Equipment	Linear	25%
Furniture	Linear	20%
Rolling equipment in Leasing	Linear	25%
Office equipment in Leasing	Linear	20% & 33%
ERP (software investment)	Linear	20%
Rolling Material	Linear	20%

Fixed assets under construction

For fixed assets under construction, depreciation only starts when the fixed assets can be taken into use.

Intangible fixed assets under construction

Internally borne development costs related to the development of new products are capitalized based on the direct costs incurred. An investment file with a payback schedule is also drawn up, this schedule also determines the applied depreciation percentage.

Other material fixed assets

Investments in rented buildings are depreciated over the remaining term of the lease (eg cleanroom installation).

Financial fixed assets

Participating interests are valued at acquisition value.

Orders in progress

The result on projects is recognized according to the percentage of completion method. This is determined as follows:

- purchases of sub-contracts: no margin is recognized for ESA contracts;
- hours worked and other purchases from suppliers: according to percentage of completion.

Revenue is only recognized pro rata the degree of completion if the contract or contract amendment has been signed with the customer.

A prudent attitude is adopted in the recognition of results at the balance sheet date as follows:

- margin of caution is applied in the calculation of the budgeted costs;
- a provision is made for loss-making projects calculated on a full cost basis.

The presentation of the orders in progress is done on a net basis per project:

the orders in progress are directly offset against the advance payments received per project, whereby either the debit balance is presented as an order in progress or the credit balance is presented as a prepayment received.

Acquired projects

A project is considered acquired as soon as the contract has been signed by the parties involved.

Debts

Debts are valued at nominal value.

37/40

N°. 0439.039.321 F-cap 6.19 38/40 VALUATION RULES Acquired projects DESCRIPTION OF MATERIAL VARIATIONS BETWEEN US GAAP AND BELGIAN GAAP Certain significant differences between generally accepted accounting principles in Belgium (“Belgian GAAP”) and generally accepted account- ing principles in the United States (“US GAAP”) relevant to our financial statements are summarized below. However, this summary does not purport to provide a comprehensive analysis, including quantification, of such differences but rather is a listing of potential differences in ac- counting principles related to our financial statements. We have not quantified these differences, nor undertaken a reconciliation of our financial statements prepared under Belgian GAAP to US GAAP. Revenue recognition QinetiQ Space uses a project-based, overtime revenue recognition methodology. The Percentage of Completion (“POC”) calculation is based on costs incurred as the measure of progress. Although this methodology is generally consistent with US GAAP, certain flow through revenue from contracts is recorded as a separate performance obligation with no margin, whereas under US GAAP, such contracts would have been assessed to have a single performance obligation and revenue would have been recognized at a blended margin. Leases US GAAP requires recognition of right of use (“ROU”) assets and lease liabilities for all leases, irrespective of their lease classification. QinetiQ Space does not recognize ROU assets or lease liabilities for operating leases under Belgian GAAP. Research and development (“R&D”) QinetiQ Space capitalizes R&D costs as allowed by Belgian GAAP. Belgian GAAP follows the criteria outlined in International Accounting Standard (“IAS”) 38. Specifically, IAS 38 provides that development costs where there is a probable future economic benefit and the cost can be readily measured are capitalized. Under US GAAP, in general, such costs are expensed as incurred. Employee benefits QinetiQ Space sponsors employee benefits plans that provide pension, death, and disability benefits to eligible employees. Both QinetiQ Space and employees contribute to the plans. The pension benefit is based on contributions made to the plan and includes a guaranteed minimum re- turn, in accordance with Belgian law. The death and disability benefits are based on certain specified metrics, such as multiple of salary. QinetiQ Space utilizes an insurance provider to assist in administering the plans. Under Belgian GAAP, QinetiQ Space expenses premiums paid to the insurer under each plan and also records a provision on its balance sheet for the amount of deficit calculated by the insurer of each plan. A deficit occurs when the premiums paid and the return on plan assets are not sufficient to cover the accumulated pension commitments. Further, Belgian GAAP does not utilize the concept of Other Comprehensive Income (OCI). QinetiQ Space’s plans are treated as a defined benefit plans under US GAAP. Under US GAAP, the pension liability is determined using the actuarial “Unit Credit” method. The death and disability benefits are determined using the actuarial “Projected Unit” method. US GAAP allows companies to make a policy choice as to the method of recording the net actuarial gains and losses. Redwire intends to utilize the method of recognizing actuarial gains and loses immediately in net income. Investment in subsidiary and other affiliates QinetiQ Space has investments in two entities: Redu Space Service SA/NV ("RSS") and Redu Operations Services SA/NV (“ROS”). QinetiQ Space controls ROS and has significant influence over RSS. Based on Article 3:26 of the Belgian Companies and Associations Code, because QinetiQ Space was subsidiary of a parent company that prepared consolidated annual accounts, QinetiQ Space was exempt from consolidat- ing ROS. As such, QinetiQ Space uses the cost basis of accounting for its investment in ROS and RSS. Under US GAAP, QinetiQ Space is re- quired to consolidate its investment in ROS and use the equity method to account for its investment in RSS. Income taxes US GAAP requires that companies record taxes payable or refundable based on the current year tax return, and in addition, requires compan- ies to record deferred tax assets and liabilities for items that have been recognized in a company’s current financial statements but will be re- flected in future period tax returns. The concept of deferred taxes is not addressed under Belgian GAAP, and taxes are recorded based on the payable method. Presentation matters Belgian GAAP presents the balance sheet after appropriation of results while US GAAP presents the balance sheet before appropriation of results. Under Belgian GAAP, the proposal to the General Assembly to distribute a dividend is thus already presented as a debt in the bal- ance sheet and is not included in equity. Under Belgian GAAP, QinetiQ Space is not required to present a Statement of Cash Flows or State- ment of Changes in Shareholder’s Equity. Under US GAAP, these statements are generally included to create a full set of financial state-ments. The following table presents available information about the operating, investing, and financing cash flows of QinetiQ Space for the year ended March 31, 2022. The cash flow balances were derived from the annual accounts prepared in accordance with Belgian GAAP. (in Euros) Net cash provided by operating activities Net cash used in investing activities Net cash used in financing activities 6,028,332 2,727,383 - Net increase in cash and cash equivalents 8,755,715 US GAAP requires that companies record taxes payable or refundable based on the current year tax return, and in addition, requires companies to record deferred tax assets and liabilities for items that have been recognized in a company’s current financial statements but will be reflected in future period tax returns. The concept of de- ferred taxes is not addressed under Belgian GAAP, and taxes are recorded based on the payable method. Presentation matters Under Belgian GAAP QinetiQ Space is not required to present a Statement of Cash Flows or Statement of Changes in Shareholder’s Equity. Under US GAAP these statements are generally included to create a full set of financial statements.

Independent Auditor’s Report To the shareholders of Redwire Space NV (formerly known as Qinetiq Space NV) Opinion We have audited the annual accounts of Qinetiq Space NV (the Company), which comprise the balance sheet as of March 31, 2022, and the related profit and loss account for the year then ended, the appropriation account and the related notes to the annual accounts. In our opinion, the accompanying annual accounts present fairly, in all material respects, the financial position of the Company as of March 31, 2022, and the results of its operations for the year then ended in accordance with accounting principles generally accepted in Belgium (“BE GAAP”). Basis for Opinion We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Annual Accounts section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Emphasis of matter: US GAAP versus BE GAAP Generally accepted accounting principles in the United States of America vary in certain significant respects from Belgian generally accepted accounting principles. An additional note was added to the annual accounts on F-cap 6.19 with information relating to the nature of such differences. Responsibilities of Management for the Annual Accounts Management is responsible for the preparation and fair presentation of the annual accounts in accordance with accounting principles generally accepted in Belgium, and for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of annual accounts that are free from material misstatement, whether due to fraud or error. In preparing the annual accounts, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the annual accounts are issued or available to be issued. Auditor’s Responsibilities for the Audit of the Annual Accounts Our objectives are to obtain reasonable assurance about whether the annual accounts as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the annual accounts. In performing an audit in accordance with US GAAS, we:  Exercise professional judgment and maintain professional skepticism throughout the audit.  Identify and assess the risks of material misstatement of the annual accounts, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the annual accounts.

 Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the annual accounts.  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit. Antwerp, Belgium January 17, 2023 RSM INTERAUDIT BV /s/ RSM INTERAUDIT BV